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                                                                   EXHIBIT 99.1

                         AMERICAN ANNUITY GROUP, INC.

Rights Certificate No. ______

CUSIP NO. _____________

  THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN A PROSPECTUS DATED AUGUST ___, 1995 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM SECURITIES TRANSFER COMPANY (THE "EXCHANGE AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.

  UNLESS GUARANTEED DELIVERY PROCEDURES ARE UTILIZED, THIS RIGHTS CERTIFICATE WITH PAYMENT IN FULL MUST BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M., EASTERN TIME, ON SEPTEMBER ___, 1995 UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE").

  The Rights represented by this Rights Certificate, in whole or in part, may be (A) exercised by duly completing Form 1 or, (B) transferred, or exercised or sold through a bank or broker, by duly completing Form 2. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus and Instructions as to Use of Rights Certificates (the "Instructions"), additional copies of which are available from the Exchange Agent. IMPORTANT: COMPLETE THE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.

SUBSCRIPTION PRICE:    $[ ] PER RIGHT    [INSERT NUMBER OF RIGHTS]
                                            RIGHTS TO PURCHASE
[name and address of registered holder]        SHARES OF
                                        AMERICAN ANNUITY GROUP, INC.

  The registered owner whose name is inscribed herein, or assigns, is entitled to subscribe for and purchase from the Company, at the Exercise Price, one share of common stock, $1.00 par value per share, of the Company (the "Company Stock") for each Right evidenced hereby upon the terms and subject to the
conditions set forth in the Prospectus and the Instructions.   Shares
subscribed for shall be delivered as soon as practicable after the Expiration Date.
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By: ______________________________       By: _________________________________
         Carl H. Lindner                        Mark F. Muething
         Chairman of the Board and              Senior Vice President, General
         Chief Executive Officer                Counsel and Secretary

         THIS RIGHTS CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO RIGHTS CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE EXCHANGE AGENT.

         RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW RIGHTS CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE EXCHANGE AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OF RIGHTS IF RIGHTS CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION DATE.
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            AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE


FORM 1 - EXERCISE AND SUBSCRIPTION. The undersigned hereby irrevocably exercises one or more Rights to subscribe for Underlying Shares as indicated below on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a)     Number of Underlying Shares subscribed
        for pursuant to the Basic Subscription
        Privilege:1                                     (a) ___________________

(b)     Number of Underlying Shares subscribed
        for pursuant to the Oversubscription
        Privilege:                                      (b) ___________________

(c)     Total Underlying Shares
        (sum of lines (a) and (b)):                     (c) ___________________

(d)     Total Subscription Price (total
        number of Underlying Shares
        subscribed for pursuant to both the
        Basic Subscription Privilege and the
        Oversubscription Privilege multiplied
        by the Subscription Price of $(________)2:      (d) ___________________





__________________________________

     1To exercise the Oversubscription Privilege, the undersigned must exercise all Rights pursuant to the Basic Subscription Privilege.

     2If the aggregate Subscription Price paid by an exercising Rights Holder is insufficient to purchase the number of Underlying Shares that such holder indicates are being subscribed for, or if an exercising Rights Holder does not specify the number of Underlying Shares to be purchased, then such Rights Holder will be deemed to have exercised first the Basic Subscription Privilege in full and second the Oversubscription Privilege to purchase Underlying Shares to the full extent of the payment rendered (subject to proration under certain circumstances as described in the Prospectus). If the aggregate Subscription Price paid by an exercising Rights Holder exceeds the amount necessary to purchase the number of Underlying Shares for which the Rights Holder has indicated an intention to subscribe, then the Rights Holder will be deemed to have exercised first,  the  Basic  Subscription  Privilege  (if not  already  fully exercised) and second, the Oversubscription Privilege to the full extent of the excess payment tendered.
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(e)     METHOD OF PAYMENT
        (CHECK AND COMPLETE APPROPRIATE BOX(ES))

        / / Check or money order in the amount of $________________ payable to Securities Transfer Company, Exchange Agent.

        / / Wire transfer in the amount of $___________________ directed to The Provident Bank, One East Fourth Street, Cincinnati, Ohio, 45202 ABA no. 042000424, Account no. 0267-577. Indicate name of institution transferring funds and name of registered owner.

            ___________________________________________________________________
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FORM 2 - TO TRANSFER YOUR RIGHTS CERTIFICATE OR SOME OR ALL OF YOUR UNEXERCISED
RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER.

         For value received, all of the Rights represented by this Rights Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full)

Name _________________________________________________________________________
                                  (Please Print)

Address         ______________________________________________________________

                ______________________________________________________________
                                (Include Zip Code)

Tax identification or Social Security Number _________________________________

If the number of Rights being transferred is less than all of the Rights represented by this Rights Certificate

         For value received, ____________________________________ Rights represented by this Rights Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full)

Name _________________________________________________________________________
                                (Please Print)

Address: _____________________________________________________________________

         _____________________________________________________________________
                              (Include Zip Code)

Tax Identification or Social Security Number _________________________________

         Deliver to the undersigned a new Rights Certificate evidencing remaining Rights to which the undersigned is entitled.

                          GUARANTEE OF SIGNATURE(S)

                  Note:  See Paragraph 6 of the Instructions

Authorized Signature ______________________________________________________

Name __________________________________________________________________________
                                                (Please Print)
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Title ________________________________________________________________________

Name of Firm _________________________________________________________________

Address ______________________________________________________________________

    __________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number ____________________________________

Dated: ___________________________, 1995
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Form 3 - SPECIAL PAYMENT, ISSUANCE OR DELIVERY INSTRUCTIONS.  Unless otherwise indicated below, the Exchange Agent is hereby authorized to issue and deliver any check and certificates for Common Stock to the undersigned at the address appearing on the face of this Rights Certificate.
SPECIAL PAYMENT INSTRUCTIONS. (See paragraph 3 of the Instructions). To be completed ONLY if the check evidencing a cash payment is to be made payable, or the name in which the certificates representing the Common Stock are to be issued, is to someone other than the registered holder.

Issue and mail to:

Name _________________________________________________________________________
                                (Please Print)

Address ______________________________________________________________________

        ______________________________________________________________________
                              (Include Zip Code)


Tax Identification or Social Security Number __________________________ SPECIAL DELIVERY INSTRUCTIONS. (See paragraph 3 of the Instructions). To be completed ONLY if the check evidencing a cash payment and/or the certificates representing the Common Stock are to be sent to someone other than the registered holder or to an address other than that appearing on the face of this Rights Certificate.

Mail and deliver check and/or certificates for Common Stock to:

Name ________________________________________________________________________
                                (Please Print)

Address _____________________________________________________________________


(f)      NOTICE OF GUARANTEED DELIVERY
         / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:
                 Name(s) of Registered Owner(s) ______________________________
                 Window Ticket Number (if any)  ___________________
                 Date of Execution of Notice of
                 Guaranteed Delivery ______________________________
                 Name of Eligible Institution
                 which Guaranteed Delivery      ______________________________
                 Telephone Number               ______________________________
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                                  IMPORTANT
                           RIGHTS HOLDERS SIGN HERE


             ____________________________________________________
                    (Signature(s) of Registered Holder(s))

                  Dated: _____________________________, 1995

Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Rights Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See the instructions.

Name _________________________________________________________________________
                                (Please Print)

Capacity (Full Title) ________________________________________________________

Address ______________________________________________________________________

        ______________________________________________________________________
                              (Include Zip Code)

Area Code and
Telephone Number _____________________________________________________________
                                    (Home)
                 _____________________________________________________________
                                  (Business)

Tax Identification or Social Security Number _____________________________